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                                                                   Exhibit 10.11

                               FIRST AMENDMENT TO

                      WAREHOUSE LOAN AND SECURITY AGREEMENT

         This First Amendment to Warehouse Loan and Security Agreement, dated as of December 22, 1999 (this "Amendment"), is by and among Financial Pacific Funding, LLC ("Borrower"), Financial Pacific Leasing, LLC, ("Servicer"), Norwest Bank Minnesota, National Association, as collateral agent (in such capacity, "Collateral Agent") and as standby servicer (in such capacity, "Standby Servicer"), Receivables Capital Corporation ("RCC "), the financial institutions party hereto, as parallel lenders ("Parallel Lenders"), and Bank of America, N.A. (as successor to Bank of America National Trust and Savings Association), as administrative agent and bank agent (the "Administrative Agent").

                                   BACKGROUND

         1. Borrower, Servicer, Collateral Agent, Standby Servicer, RCC, the Parallel Lenders and the Administrative Agent are parties to that certain Warehouse Loan and Security Agreement, dated as of December 30, 1998 (the "Warehouse Agreement").

         2. The parties hereto desire to amend the Warehouse Agreement in certain respects as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Warehouse Agreement, as amended hereby.

         SECTION 2. Amendment.

         (a) Section 2.14(a) of the Warehouse Agreement is hereby amended by deleting the date "December 30, 1999" where it appears therein and substituting therefor the date "October 31, 2000".

         (b) Schedule 15.5 of the Warehouse Agreement is hereby amended by replacing the notice addresses to the Borrower and to the Servicer and the Originator with the following notice addresses:

         To the Borrower:

         Financial Pacific Funding, LLC
         3455 South 344th Way
         Suite 300
         Auburn, WA 98001
         Attention: Dale A. Winter
         Facsimile: (253) 568-2222
         Telephone: (253) 568-6000

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         To the Servicer and the Originator:

         Financial Pacific Leasing, LLC
         3455 South 344th Way
         Suite 300
         Auburn, WA 98001
         Attention: Dale A. Winter
         Facsimile: (253) 568-2222
         Telephone: (253) 568-6000

         SECTION 3. Representations and Warranties. Borrower and Servicer hereby represent and warrant that (i) after giving effect to this Amendment, the representations and warranties contained in Section 7.1 of the Warehouse Agreement and Section 8.1 of the Warehouse Agreement, respectively, are true and correct on and as of the date hereof as though made on and as of such date, and shall have been deemed to have been made on and as of such date, and (ii) no event has occurred and is continuing, or would result from this Amendment, that constitutes a Default or Event of Default.

         SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on the date hereof, subject to the satisfaction of the following conditions precedent:

         (a)      Each of the Notice Parties shall have received:

                  (i) This Amendment, duly executed by each of the parties hereto;

                  (ii) A copy of the board of managers, managers or member consents of each Borrower Party, as applicable, approving this Amendment, certified by its Secretary or Chief Financial Officer;

                  (iii) Good standing certificates for each Borrower Party issued by the Secretaries of State of each State where each such Borrower Party is organized or has its principal place of business;

                  (iv) A certificate of the Secretary or Chief Financial Officer, as applicable, Assistant Secretary of each Borrower Party certifying (A) the names and true signatures of the officers authorized on its behalf to sign this Amendment and (B) that the Operating Agreement of such Borrowing Party has not been modified or amended since December 30, 1998; and

                  (v) Constituent documents of each Borrower Party, duly certified by the Secretary of State of the State in which each such Borrower Party is organized, as of a recent date acceptable to the Notice Parties.

                  (vi) A favorable opinion of counsel for the Borrower Parties as to the enforceability, due execution and authorization of this Amendment and as to such other matters as any Notice Party shall have reasonably requested.

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         SECTION 5. Miscellaneous. The Warehouse Agreement, as amended hereby, remains in full force and effect. Any reference to the Warehouse Agreement from and after the date hereof shall be deemed to refer to the Warehouse Agreement as amended hereby, unless otherwise expressly stated. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment may be executed by facsimile. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of Laws principles thereof (other than Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties under this Amendment shall be determined in accordance with such laws.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         FINANCIAL PACIFIC FUNDING, LLC

                                         By: /s/ Dale A. Winter
                                             -----------------------------------
                                         Name Printed: Dale A. Winter
                                         Title: Executive Vice President and
                                         Chief Financial Officer

                                         FINANCIAL PACIFIC LEASING, LLC

                                         By: /s/ Dale A. Winter
                                             -----------------------------------
                                         Name Printed: Dale A. Winter
                                         Title: Executive Vice President and
                                         Chief Financial Officer

                                         NORWEST BANK MINNESOTA, NATIONAL
                                         ASSOCIATION, as Collateral Agent and
                                         Standby Servicer

                                         By: /s/ Tara H. Anderson
                                             -----------------------------------
                                         Name Printed: Tara H. Anderson
                                         Title: Corporate Trust Officer

                                         RECEIVABLES CAPITAL CORPORATION, as
                                         Lender

                                         By: /s/ Stewart L. Cutler
                                             -----------------------------------
                                         Name Printed: Stewart L. Cutler
                                         Title: Managing Director

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                                         BANK OF AMERICA, N.A., as
                                         Administrative Agent and as Bank Agent

                                         By: /s/ John K. Svolos
                                             -----------------------------------
                                         Name Printed: John K. Svolos
                                         Title: Vice President

                                         BANK OF AMERICA, N.A., as a Parallel
                                         Lender

                                         By: /s/ John K. Svolos
                                             -----------------------------------
                                         Name Printed: John K. Svolos
                                         Title: Vice President

ACKNOWLEDGED AND AGREED:                 MBIA INSURANCE CORPORATION

                                         By: /s/ Lisa A. Wilson
                                             -----------------------------------
                                         Name Printed: Lisa A. Wilson
                                         Title: Assistant Secretary